SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Jane K. Carten
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900 Ext. 1701

Date of fiscal year end: May 31, 2021
Date of reporting period: May 31, 2021

Explanatory Note

This amended filing (1) reflects the requirements of the current Form N-CSR which became effective on August 1, 2017, (2) provides updated certifications as required by Item 13(a)(2) of N-CSR that refer to the correct time period and that are updated as of a current date, and (3) revises the response to Item 4(e)(2) to reflect that none of the services described in paragraphs (b) through (d) of Item 4 were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2021

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Participation Fund
AMAPX | AMIPX

Performance Summary	(unaudited)

As of May 31, 2021

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	30.87%	15.50%	13.36%	10.92%	9.79%	1.04%

Amana Income Fund Institutional Shares (AMINX)	31.14%	15.75%	13.61%	n/a	n/a	0.81%

Amana Growth Fund Investor Shares (AMAGX)	42.16%	23.89%	21.32%	14.72%	12.12%	0.99%

Amana Growth Fund Institutional Shares (AMIGX)	42.53%	24.18%	21.61%	n/a	n/a	0.76%

Amana Developing World Fund Investor Shares (AMDWX)	41.68%	11.20%	8.16%	2.59%	n/a	1.34%

Amana Developing World Fund Institutional Shares (AMIDX)	41.96%	11.38%	8.34%	n/a	n/a	1.21%

Amana Participation Fund Investor Shares (AMAPX)	4.90%	4.49%	3.06%	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	5.04%	4.73%	3.27%	n/a	n/a	0.63%

As of June 30, 2021

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	29.62%	15.87%	13.04%	11.09%	9.83%	1.04%

Amana Income Fund Institutional Shares (AMINX)	29.90%	16.12%	13.29%	n/a	n/a	0.81%

Amana Growth Fund Investor Shares (AMAGX)	42.90%	25.76%	22.42%	15.48%	12.56%	0.99%

Amana Growth Fund Institutional Shares (AMIGX)	43.25%	26.05%	22.70%	n/a	n/a	0.76%

Amana Developing World Fund Investor Shares (AMDWX)	33.95%	12.48%	7.72%	2.67%	n/a	1.34%

Amana Developing World Fund Institutional Shares (AMIDX)	34.34%	12.69%	7.94%	n/a	n/a	1.21%

Amana Participation Fund Investor Shares (AMAPX)	3.94%	4.43%	2.82%	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	4.18%	4.67%	3.06%	n/a	n/a	0.63%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 39 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus which is dated September 25, 2020, and incorporates results for the fiscal year ended May 31, 2020. Ratios presented for Amana Income and Amana Growth have been restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds’ most recent fiscal period.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Annual Report	May 31, 2021

Fellow Shareowners:	July 23, 2021	(unaudited)

Securities markets appreciated sharply during the Amana Funds’ fiscal year ended May 31, 2021. Total return for the S&P 500 Index was 40.32% and the broader Dow Jones Islamic Market World Index returned 39.62%. Developing markets fared even better, with the MSCI Emerging Markets Index gaining 49.27%. Islamic fixed-income markets were more subdued, with the FTSE Sukuk Index gaining 6.64%. We caution that such outsized returns are not likely to repeat, though for the moment, we’re optimistic that the reopening of economies across the globe will bolster opportunity for some.

The Amana Fund portfolios performed respectably compared to these indices. Amana Developing World Investor Shares gained 41.68%, Amana Growth Investor Shares gained 42.16%, Amana Income Investor Shares gained 30.87%, and Amana Participation Investor Shares rose 4.90% for the 12-months ended May 31, 2021. As expected, lower expenses allowed the Institutional Shares of each Fund to post slightly better returns: Amana Developing World 41.96%, Amana Growth 42.53%, Amana Income 31.14%, and Amana Participation 5.04%. More than 45% of Amana’s shareowner assets are now in Institutional shares.

The Amana Funds’ investment philosophy is to follow Islamic principles, which preclude most investments in banking and finance. We favor companies with good sustainability factors, low debt levels, and strong balance sheets. In volatile and troubled times, these solid principles have repeatedly proven their value.

Lingering Pandemic Angst

While much of the world continues to struggle with the more contagious Delta variant of the coronavirus, higher vaccination rates in the US appear to have blunted the threat, at least in those regions with greater vaccination acceptance. This will likely lead to increased economic activity, higher inflation, and stronger corporate earnings. Despite the rising rate environment at the time of writing, we note that market weakness during a time of economic ebullience would be unusual.

Political uncertainties remain, with the US administration proposing infrastructure bills and changes to the tax code. It now appears that a slimmed-down bipartisan infrastructure bill may pass. As for taxes, little has moved forward on the domestic front, but the administration has won international backing for a global minimum tax of 15% with 130 countries, including every member of the Group of 20, agreeing to the plan. The OECD estimates that governments lose $100-240 billion every year to tax avoidance, so the revenue will not make a huge difference to national budgets, but it could certainly affect individual corporate earnings for multinationals that have employed foreign domicile, royalty schemes, and other dodges. Of course, congressional approval is dubious.

Amana Income Fund – 35 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the Board of Trustees. From inception to May 31, 2021 – nearly 35 years – the Income Fund’s Investor Shares provided an average annual return of 9.21% (after expenses). Few investment vehicles have such a long-term record of success.

Amana Participation Fund Assets Increase

The Amana Participation Fund’s primary objective is capital preservation and it has a secondary objective of current income, both consistent with Islamic principles. After more than five years of successful operation under the dedicated and capable portfolio management of Mr. Patrick Drum, we are pleased to note that investors have embraced its goal of lower volatility compared to equity markets. Assets of the Fund exceeded $165 million as of May 31, 2021, representing a 42% increase year-over-year.

Strong Performance and Sustainability Rankings

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span, even during times of unprecedented, repeated positive returns. That’s why the long-term performance recognition that Amana has received is so important to our shareowners.

For the past three years as of May 31, three Amana funds (Growth, Developing World, and Participation) were rated 4 Stars by Morningstar for above average, risk-adjusted performance (with Amana Growth Fund Institutional Shares earning a 5-star rating). Please refer to “Morningstar Ratings” on pages 6 and 7 for more details.

Annual Report	May 31, 2021	3

(unaudited)

Morningstar continued to award “Low Carbon” designations to Amana Income and Amana Growth, and added the designation to Amana Developing World, which identifies them as “low-carbon” funds within the global universe (see page 7).

Amana Growth and Amana Developing World also earned “High” (5-Globe) Sustainability Ratings from Morningstar as of May 31, 2021.

Lower Expense Ratios

For the fiscal year ended May 31, 2021, we are pleased to note reductions in annualized expense ratios of all Amana Funds and share classes. For the “clean” Institutional Share class of Amana Participation Fund it was 0.56%, for Amana Growth the expense ratio was 0.71%, for Amana Income it was 0.79%, and for Amana Developing World it was 0.91%. Investor Shares expense ratios for each Fund also decreased. See page 39 for more details.

These lower expense ratios result both from greater assets to spread Fund costs, and Saturna Capital again reducing Advisory and Administrative Services fee rates for the Amana equity funds.

Going Forward

We entered 2021 with some existential dread as the pandemic lingered on. Plague year 2020 saw prices for homes, stocks, bonds, bitcoin, lumber, and many other assets soar above intrinsic values. The common thread was cheap money, flowing from central banks, which supported prices and transformed the ways we save, invest, and consume. We worried about the risks present in an irrational market and the potential for a major decline. With the mostly successful rollout of vaccines and a slow, but steady return to normal life, such fears did not materialize.

Geopolitical uncertainties remain, especially with volatile social movements and the potential for unrest sparked in a moment’s notice.

We continue to place emphasis on seeking companies with robust balance sheets and competitive advantages to sustain operations even through stormy seas. We cannot control the weather, but we can plot a less risky course and pick solid vessels.

Strong Management Matters

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active governors, taking seriously their responsibilities to shareowners. Saturna staff work globally, based in offices in Bellingham (Washington), Henderson (Nevada), and Kuala Lumpur (Malaysia) to better serve you. While Mr. Kaiser retired in 2020 as the long-term primary manager of Amana Growth and Amana Income, his deputies for years and practitioners of Amana’s principles – Mr. Scott Klimo and Mr. Monem Salam – along with other members of Saturna’s investment team, have continued the Amana portfolios’ successes. Mr. Kaiser continues as the president and a trustee of Amana.

As a group, the five Amana Trustees are solidly committed to investing in Amana Mutual Funds. Including their affiliated accounts, they currently have over $38 million invested in the four mutual funds of the Trust. Both Dr. Mirza and Mr. Kaiser remain among the Trust’s largest individual shareowners.

For more information, please visit www.amanafunds.com or or call 1-888/73-AMANA. We thank you for investing with us.

Respectfully,

(photo omitted)

Nicholas Kaiser,

President

(photo omitted)

M. Yaqub Mirza,

Independent Board Chairman

4	Annual Report	May 31, 2021

Portfolio Managers

(photo omitted)	Scott Klimo CFA Portfolio Manager Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Bryce Fegley MS, CFA, CIPM® Deputy Portfolio Manager Amana Income Fund
Amana Income Fund Amana Developing World Fund

(photo omitted)	Monem Salam MBA Portfolio Manager Amana Income Fund	(photo omitted)	Christopher E. Paul MBA, CFA Deputy Portfolio Manager Amana Growth Fund
Amana Developing World Fund Deptuy Portfolio Manager Amana Growth Fund

(photo omitted)	Patrick Drum MBA, CFA, CFP® Portfolio Manager Amana Participation Fund	(photo omitted)	Elizabeth Alm CFA Deputy Portfolio Manager Amana Participation Fund

		(photo omitted)	Levi Stewart Zurbrugg MBA, CPA® Deputy Portfolio Manager Amana Developing World Fund

Annual Report	May 31, 2021	5

Morningstar Ratings (as of May 31, 2021)							(unaudited)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall	Sustainability Rating™ B

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êêê	êê	êê	n/a	êê	Ø Ø Ø Ø Ø

% Rank in Category	92	69	89	90	54	n/a	70

Institutional Shares (AMINX)	n/a	êêê	êê	¶¶	n/a	êê	Ø Ø Ø Ø Ø

% Rank in Category	91	66	86	89	51	n/a	70

Number of Funds in Category	1,381	1,261	1,098	822	602	1,261	3,261

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêê	êêêê	êêê	n/a	êêêê	Ø Ø Ø Ø Ø

% Rank in Category	31	17	35	59	41	n/a	2

Institutional Shares (AMIGX)	n/a	êêêêê	êêêê	¶¶¶	n/a	êêêê	Ø Ø Ø Ø Ø

% Rank in Category	29	15	31	56	37	n/a	2

Number of Funds in Category	1,242	1,141	1,028	758	560	1,141	1,479

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	êêêê	êê	êêê	n/a	êêê	Ø Ø Ø Ø Ø

% Rank in Category	85	27	91	83	n/a	n/a	9

Institutional Shares (AMIDX)	n/a	êêêê	êê	¶¶¶	n/a	êêê	Ø Ø Ø Ø Ø

% Rank in Category	84	26	90	79	n/a	n/a	9

Number of Funds in Category	795	699	598	302	n/a	699	1,738

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	êêê ê	êê	n/a	n/a	êêê	n/a

% Rank in Category	97	71	98	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	êêê ê	êê	n/a	n/a	êêê	n/a

% Rank in Category	97	66	96	n/a	n/a	n/a	n/a

Number of Funds in Category	272	245	197	n/a	n/a	245	n/a

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2021 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of May 31, 2021 and June 30, 2021. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of May 31, 2021. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

The Fund’s portfolios are actively managed and subject to change, which may result in a different Morningstar Sustainability Score and Rating each month.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund	100%
Amana Growth Fund	100%
Amana Developing World Fund	100%

As of May 31, 2021, the Amana Participation Fund had not received a Sustainability Rating.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Mutual Funds offer two share classes – Investor Shares and Institutional Shares, each of which has different expense structures.

6	Annual Report	May 31, 2021

Morningstar Ratings (as of June 30, 2021)						(unaudited)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êêê	êê	êê	n/a	êê

% Rank in Category	93	69	91	90	56	n/a

Institutional Shares (AMINX)	n/a	êêê	êê	¶¶	n/a	êê

% Rank in Category	93	66	89	89	53	n/a

Number of Funds in Category	1,386	1,257	1099	820	601	1,257

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêê	êêê	êêê	n/a	êêê

% Rank in Category	33	17	42	60	40	n/a

Institutional Shares (AMIGX)	n/a	êêêêê	êêêê	¶¶¶	n/a	êêêê

% Rank in Category	30	15	41	56	36	n/a

Number of Funds in Category	1,239	1,138	1024	761	557	1,138

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	êêêê	êê	êêê	n/a	êêê

% Rank in Category	85	31	91	84	n/a	n/a

Institutional Shares (AMIDX)	n/a	êêêê	êê	¶¶¶	n/a	êêê

% Rank in Category	84	29	89	81	n/a	n/a

Number of Funds in Category	789	701	602	306	n/a	701

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	êêê	êê	n/a	n/a	êê

% Rank in Category	94	83	96	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	êêê	êê	n/a	n/a	êê

% Rank in Category	94	81	93	n/a	n/a	n/a

Number of Funds in Category	273	245	196	n/a	n/a	245

Morningstar Carbon Metrics (as of March 31, 2021)

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as those in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil & Gas Products & Services.

To receive the Low Carbon designation a fund must have a Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Amana Income Fund was rated on 94%, Amana Growth Fund was rated on 96%, and Amana Developing World Fund was rated on 70% of assets under management.

Annual Report	May 31, 2021	7

Amana Income Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2021)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMANX)	30.87%	13.36%	10.92%	1.04%

Institutional Shares (AMINX)[2]	31.14%	13.61%	n/a	0.81%

S&P 500 Index	40.32%	17.18%	14.38%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2011, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $28,189 versus $38,334 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

Expense ratios shown in this table have been restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings

% of Total Net Assets

Eli Lilly	7.2%

Microsoft	6.5%

Taiwan Semiconductor ADR	6.5%

Rockwell Automation	5.1%

PPG Industries	4.6%

Illinois Tool Works	4.5%

Honeywell International	3.9%

McCormick & Co	3.5%

Intel	3.3%

Genuine Parts	3.2%

Portfolio Diversification

% of Total Net Assets

Large Pharma	18.9%	∎
Specialty Chemicals	7.3%	∎
Infrastructure Software	6.5%	∎
Semiconductor Manufacturing	6.5%	∎
Semiconductor Devices	6.4%	∎
Household Products	6.0%	∎
Measurement Instruments	5.1%	∎
Basic & Diversified Chemicals	4.7%	∎
Industrial Machinery	4.5%	∎
Commercial & Residential Building Equipment & Systems	3.9%	∎
Packaged Food	3.5%	∎
Other industries < 3.5%	20.5%	∎
Other assets (net of liabilities)	6.2%	∎

8	Annual Report	May 31, 2021

Amana Income Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2021

For the fiscal year ended May 31, 2021, Amana Income Fund Investor Shares had a total return of 30.87% versus 11.77% the year before. Amana Income Fund Institutional Shares returned 31.14% for the year, up from 11.96% the year before.

As current income is an investment objective, the Fund paid another qualified income dividend (56¢ per Investor Share and 75¢ per Institutional Share). Careful attention lowered the expense ratio slightly: 1.04% for Investor Shares and 0.79% for Institutional Shares. The Fund’s total net assets increased 21.78% during the fiscal year.

For the 10-year period ended May 31, 2021, Investor Shares of the Fund provided an average annual total return of 10.92%. For the period since the Fund’s inception in 1986, the Investor Shares provided an average annual compounded return of 9.21%. We continue to have one of the lowest turnover ratios in the category, consistent with our overall strategy of investing in dividend-paying companies with a focus on the long-term.

Factors Affecting Past Performance

The 2010’s was one of the longest periods of consistent economic growth. That record came crashing down with the outbreak of COVID-19 and the lockdown of economies around the world. The depth and severity of the economic contraction was unprecedented, and as of writing, the path to recovery remains uncertain given the outbreaks across large swaths of the country.

The Amana Income Fund follows a low debt, value strategy that has served investors well over the years, including in the first quarter of 2020, during the violent market disruption. The market reacted to the sudden halt in economic activity and financial resilience moved to front of mind.

During the fiscal year, the portfolio benefited from positive returns across many of our sectors, particularly from our top two holdings, Microsoft and Eli Lilly. We benefited from an absence of Financials, Energy, and Communication Services. We maintained low exposures to Consumer Discretionary, Information Technology, and Transportation. On average, we maintained cash reserves of less than 10%, which can help in two ways: first, when markets go down, the cash cushion helps to limit the impact of stock declines on the Fund’s overall portfolio; and second, it provides buying power to either seek out new opportunities or to increase our holdings of portfolio companies at more attractive prices. Most of our positions are held at significant gains over their original cost, and we managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Given rising concerns surrounding the risks of climate change, we are pleased to report that Morningstar continues to designate Amana Income Fund a “Low Carbon” fund.

Looking Forward

We believe the US is on a path to completely reopen, and conditions will continue to favor established businesses with good cash generation, strong balance sheets, and consequent financial stability.

Government stimulus (including direct payments and enhanced unemployment insurance), accommodative monetary policy from the Federal Reserve, the possibility of further infrastructure spending, and more money in the hands of residents means that the companies the Fund owns are poised to benefit.

Few anticipated the decade-long run of economic and stock market performance that emerged from the ashes of the Global Financial Crisis. Will history rhyme in the post-pandemic world? Whether it does or not, Amana Income Fund will continue to select its portfolio from financially strong, Islamically acceptable, income-oriented securities judged likely to appreciate. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price long-term.

Annual Report	May 31, 2021	9

Amana Income Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 93.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Automotive Retailers

Genuine Parts	382,000	$15,016,749	$50,087,840	3.2%

Home Improvement

Stanley Black & Decker	71,950	4,850,611	15,598,760	1.0%

		19,867,360	65,686,600	4.2%

Consumer Staples

Beverages

PepsiCo	250,000	15,481,726	36,985,000	2.4%

Household Products

Colgate-Palmolive	415,400	15,151,572	34,802,212	2.3%

Kimberly-Clark	230,000	13,960,736	30,044,900	1.9%

Procter & Gamble	40,000	2,317,748	5,394,000	0.3%

Unilever ADR	375,000	11,792,882	22,488,750	1.5%

		43,222,938	92,729,862	6.0%

Packaged Food

McCormick & Co	600,000	14,110,805	53,436,000	3.5%

		72,815,469	183,150,862	11.9%

Health Care

Large Pharma

AbbVie	350,000	9,148,094	39,620,000	2.6%

Bristol-Myers Squibb	650,000	15,185,381	42,718,000	2.8%

Eli Lilly	560,000	20,261,156	111,854,400	7.2%

GlaxoSmithKline ADR	381,107	13,360,123	14,775,518	1.0%

Johnson & Johnson	100,000	6,255,750	16,925,000	1.1%

Novartis ADR	235,400	10,919,562	20,804,652	1.3%

Pfizer	1,150,000	19,768,443	44,539,500	2.9%

		94,898,509	291,237,070	18.9%

Medical Devices

Abbott Laboratories	350,000	8,392,886	40,827,500	2.6%

		103,291,395	332,064,570	21.5%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	260,000	10,768,521	60,036,600	3.9%

Flow Control Equipment

Parker Hannifin	49,500	1,963,878	15,253,425	1.0%

Industrial Distribution & Rental

W.W. Grainger	80,000	7,590,798	36,972,800	2.4%

Continued on next page.

10	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 93.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Industrial Machinery

Illinois Tool Works	300,000	$14,672,460	$69,528,000	4.5%

Measurement Instruments

Rockwell Automation	300,000	13,657,124	79,116,000	5.1%

Rail Freight

Canadian National Railway	384,000	8,600,818	43,226,880	2.8%

		57,253,599	304,133,705	19.7%

Materials

Basic & Diversified Chemicals

Air Products & Chemicals	110,000	6,424,724	32,962,600	2.2%

Linde	130,000	8,531,142	39,078,000	2.5%

		14,955,866	72,040,600	4.7%

Non Wood Building Materials

Carlisle	259,400	7,533,723	49,887,808	3.2%

Specialty Chemicals

3M	200,000	13,704,248	40,608,000	2.6%

PPG Industries	394,900	13,101,436	70,971,428	4.6%

RPM International	13,777	77,657	1,288,563	0.1%

		26,883,341	112,867,991	7.3%

		49,372,930	234,796,399	15.2%

Technology

Communications Equipment

Cisco Systems	572,000	26,072,499	30,258,800	1.9%

Infrastructure Software

Microsoft	400,000	7,953,170	99,872,000	6.5%

Semiconductor Devices

Intel	900,000	19,537,540	51,408,000	3.3%

Texas Instruments	250,000	38,489,292	47,455,000	3.1%

		58,026,832	98,863,000	6.4%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	850,048	8,455,615	99,761,633	6.5%

		100,508,116	328,755,433	21.3%

Total investments		$403,108,869	$1,448,587,569	93.8%

Other assets (net of liabilities)			96,546,584	6.2%

Total net assets			$1,545,134,153	100.0%

ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	11

Amana Income Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $403,108,869)	$1,448,587,569

Cash	92,919,874

Dividends receivable	3,565,227

Receivable for Fund shares sold	1,824,041

Prepaid expenses	20,320

Total assets	1,546,917,031

Liabilities

Accrued advisory fees	973,150

Payable for Fund shares redeemed	469,579

Accrued 12b-1 distribution fees	177,536

Accrued other liabilities	47,812

Accrued audit expenses	29,467

ReFlow fees payable	28,869

Accrued Chief Compliance Officer expenses	20,813

Accrued retirement plan custody fee	19,679

Accrued trustee expenses	14,372

Accrued other operating expenses	1,601

Total liabilities	1,782,878

Net Assets	$1,545,134,153

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$458,415,847

Total distributable earnings	1,086,718,306

Net assets applicable to Fund shares outstanding	$1,545,134,153

Net asset value per Investor Share	AMANX

Net assets, at value	$841,439,471

Shares outstanding	13,677,450

Net asset value, offering and redemption price per share	$61.52

Net asset value per Institutional Share	AMINX

Net assets, at value	$703,694,682

Shares outstanding	11,528,943

Net asset value, offering and redemption price per share	$61.04

Statement of Operations

Year ended May 31, 2021

Investment income

Dividend Income (net of foreign tax of $544,756)	$28,946,974

Miscellaneous income	3,371

Total investment income	28,950,345

Expenses

Advisory fees	10,656,894

12b-1 distribution fees	1,944,976

ReFlow feesA	103,615

Printing and postage fees	98,052

Filing and registration fees	63,781

Custodian fees	58,229

Chief Compliance Officer expenses	38,754

Audit fees	33,569

Other operating expenses	33,064

Trustee fees	26,712

Retirement plan custodial fees

Investor Shares	70

Institutional Shares	26,255

Legal fees	23,159

Total gross expenses	13,107,130

Less custodian fee credits	(58,229)

Net expenses	13,048,901

Net investment income	$15,901,444

Net realized gain from investments and foreign currency	$109,441,618	B

Net increase in unrealized appreciation on investments	251,602,142

Net gain on investments	$361,043,760

Net increase in net assets resulting from operations	$376,945,204

A	See “ReFlow Liquidity Program” in Note 2 of the Notes to Financial Statements.
B	Includes $25,879,086 in net realized gains from redemptions in-kind.

12	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2021	Year ended May 31, 2020

Increase (decrease) in net assets from operations

From operations

Net investment income	$15,901,444	$18,374,972

Net realized gain on investment	109,441,618	78,792,002

Net increase in unrealized appreciation	251,602,142	45,966,608

Net increase in net assets	376,945,204	143,133,582

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(48,715,136)	(62,180,709)

Net dividend and distribution to shareholders – Institutional Shares	(42,660,760)	(42,709,106)

Total distributions	(91,375,896)	(104,889,815)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	67,430,743	79,868,137

Institutional Shares	200,977,427	134,740,958

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	47,457,602	60,579,908

Institutional Shares	41,065,802	40,867,964

Cost of shares redeemed

Investor Shares	(169,718,357)	(237,736,026)

Institutional Shares	(196,452,487)	(126,094,660)

Total capital share transactions	(9,239,270)	(47,773,719)

Total increase (decrease) in net assets	276,330,038	(9,529,952)

Net assets

Beginning of year	1,268,804,115	1,278,334,067

End of year	$1,545,134,153	$1,268,804,115

Shares of the Fund sold and redeemed

Investor Shares (AMANX)

Number of shares sold	1,197,311	1,640,782

Number of shares issued in reinvestment of dividends and distributions	840,652	1,160,898

Number of shares redeemed	(3,062,129)	(4,771,815)

Net decrease in number of shares outstanding	(1,024,166)	(1,970,135)

Institutional Shares (AMINX)

Number of shares sold	3,575,035	2,676,602

Number of shares issued in reinvestment of dividends and distributions	732,160	788,395

Number of shares redeemed	(3,503,470)	(2,564,182)

Net increase in number of shares outstanding	803,725	900,815

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	13

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$50.03	$48.32	$48.91	$48.03	$44.35

Income from investment operations

Net investment incomeA	0.58	0.67	0.61	0.58	0.59

Net gains on securities (both realized & unrealized)	14.53	5.17	1.80	3.28	4.90

Total from investment operations	15.11	5.84	2.41	3.86	5.49

Less distributions

Dividends (from net investment income)	(0.56)	(0.66)	(0.62)	(0.57)	(0.58)

Distributions (from capital gains)	(3.06)	(3.47)	(2.38)	(2.41)	(1.23)

Total distributions	(3.62)	(4.13)	(3.00)	(2.98)	(1.81)

Net asset value at end of year	$61.52	$50.03	$48.32	$48.91	$48.03

Total Return	30.87%	11.77%	5.35%	7.82%	12.67%

Ratios / supplemental data

Net assets ($000), end of year	$841,439	$735,565	$805,610	$882,571	$956,977

Ratio of expenses to average net assets

Before custodian fee credits	1.04%	1.06%	1.11%	1.13%	1.13%

After custodian fee credits	1.04%	1.06%	1.10%	1.12%	1.12%

Ratio of net investment income after custodian fee credits to average net assets	1.03%	1.31%	1.22%	1.14%	1.29%

Portfolio turnover rate	5%	0%	1%	1%	1%

Institutional Shares (AMINX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$49.72	$48.12	$48.72	$47.90	$44.30

Income from investment operations

Net investment incomeA	0.71	0.78	0.74	0.70	0.70

Net gains on securities (both realized & unrealized)	14.42	5.13	1.79	3.26	4.90

Total from investment operations	15.13	5.91	2.53	3.96	5.60

Less distributions

Dividends (from net investment income)	(0.75)	(0.84)	(0.75)	(0.73)	(0.77)

Distributions (from capital gains)	(3.06)	(3.47)	(2.38)	(2.41)	(1.23)

Total distributions	(3.81)	(4.31)	(3.13)	(3.14)	(2.00)

Net asset value at end of year	$61.04	$49.72	$48.12	$48.72	$47.90

Total Return	31.14%	11.96%	5.63%	8.05%	12.96%

Ratios / supplemental data

Net assets ($000), end of year	$703,695	$533,239	$472,724	$451,651	$372,621

Ratio of expenses to average net assets

Before custodian fee credits	0.80%	0.83%	0.87%	0.89%	0.89%

After custodian fee credits	0.79%	0.82%	0.86%	0.88%	0.89%

Ratio of net investment income after custodian fee credits to average net assets	1.27%	1.55%	1.47%	1.39%	1.52%

Portfolio turnover rate	5%	0%	1%	1%	1%

A	Calculated using average shares outstanding

14	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2021)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAGX)	42.16%	21.32%	14.72%	1.03%

Institutional Shares (AMIGX)[2]	42.53%	21.61%	n/a	0.79%

S&P 500 Index	40.32%	17.18%	14.38%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2011, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $39,472 versus $38,334 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

Expense ratios shown in this table have been restated to reflect a reduction in the Advisory and Administrative Services fee, which became effective on December 1, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Apple	8.3%

ASML Holding NY	6.9%

Adobe	6.7%

Intuit	6.5%

Taiwan Semiconductor ADR	4.7%

Estee Lauder, Class A	4.6%

Agilent Technologies	4.1%

Trimble	3.9%

Qualcomm	3.6%

Church & Dwight	3.4%

Portfolio Diversification

% of Total Net Assets

Application Software	14.2%	∎
Semiconductor Manufacturing	11.6%	∎
Communications Equipment	10.9%	∎
Household Products	9.1%	∎
Large Pharma	7.0%	∎
Measurement Instruments	6.2%	∎
Semiconductor Devices	5.2%	∎
Rail Freight	4.5%	∎
Life Science Equipment	4.1%	∎
Other industries < 3.0%	23.7%	∎
Other assets (net of liabilities)	3.5%	∎

Annual Report	May 31, 2021	15

Amana Growth Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2021

For the fiscal year ended May 31, 2021, Amana Growth Fund Investor Shares’ total return was 42.16% (versus 19.12% the year before). Reflecting its lower expense structure, Amana Growth Fund Institutional Shares returned 42.53% for the year. Both outperformed the broad S&P 500 Index, which was up 40.32%.

While income is not an investment objective, the Fund paid another qualified income dividend (12.6¢ per Investor Share and 24.8¢ per Institutional Share). All owners received a capital gain distribution of $2.93 per share. Careful attention lowered the expense ratio significantly: 0.96% for Investor Shares and 0.71% for Institutional Shares. The Fund’s total net assets increased 39.93% during the fiscal year.

For the 15-year period ended May 31, 2021, the Investor Shares of the Fund provided an average annual total return of 12.12%. Since the Fund’s inception on February 3, 1994, the Investor Shares have provided an average annual compounded return of 12.13%.

Factors Affecting Past Performance

In last year’s annual report, the arrival of the coronavirus pandemic and its widespread market, economic, and social disruption was top of mind, and we discussed how the Amana Growth Fund’s low-debt, value strategy came into play during the first quarter of 2020. Avoiding leveraged and Financial stocks reduced risks as the market reacted to the sudden halt in economic activity, and financial resilience became the focus.

As we look back on the pandemic year, the primary positive must be the incredible scientific accomplishment of developing multiple safe and effective vaccines that have achieved wide distribution, contributing to sharply reduced infections and deaths, along with the gradual re-opening of economies. For Amana Growth Fund owners there was also good news; the Fund not only provided downside protection at the onset of the pandemic but also fully participated as the stock market anticipated an eventual end to the pandemic and bid stock prices sharply higher. We consider the performance as noteworthy given that Fund guidelines prevented investment in many of the pandemic’s hottest stocks.

While the Teslas and Zooms of the world may not be appropriate for the Fund, we have significant investments in many established Technology companies and the sector provided the majority of Fund returns during the fiscal year. Dutch lithography leader ASML made the largest contribution to Fund returns, closely followed by Apple, Taiwan Semiconductor, GPS leader Trimble, and 5G enabler Qualcomm. While Technology led the way, we received positive contributions from every sector, including Health Care, Consumer Staples, and Industrials.

Our portfolio of well-established equities has more than 5% in each of the following industries: application software, household products, communications equipment, large pharmaceuticals, retail, and semiconductors.

Given rising concerns surrounding the physical and transitional risks of climate change, we are pleased to report that Morningstar continues to designate Amana Growth Fund a “Low Carbon” fund.

As values-based investors, we are also pleased that Morningstar rated Amana Growth Fund in the top 2% for sustainability out of 1,479 funds in its “Large Growth” fund category for the year ended May 31, 2021.

Looking Forward

As the world emerges from the coronavirus pandemic, economic and market observers are split over the upcoming environment. Federal Reserve Chairman Jay Powell has expressed complete confidence that currently elevated inflation results from resurgent supply and demand bottlenecks, and does not indicate a developing inflationary spiral. Others strongly believe in the risk of continuing price hikes, rising rates, and everything that entails for investment performance. To date, the bond and stock markets are coming down on the Chairman’s side of the argument, but we will remain vigilant for potential developments changing the narrative.

Few anticipated the decade-long run of economic and stock market performance that emerged from the ashes of the Global Financial Crisis. Will history rhyme in the post-pandemic world? Whether it does or not, Amana Growth Fund will continue to select its portfolio from financially strong, Islamically acceptable growth securities judged likely to appreciate. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price long-term.

16	Annual Report	May 31, 2021

Amana Growth Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 96.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media

Alphabet, Class A1	12,500	$27,109,896	$29,460,625	1.0%

		27,109,896	29,460,625	1.0%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Nike, Class B	100,000	9,504,490	13,646,000	0.4%

Home Products Stores

Lowe’s	400,000	8,620,300	77,932,000	2.6%

Specialty Apparel Stores

TJX Companies	1,150,000	12,679,185	77,671,000	2.6%

		30,803,975	169,249,000	5.6%

Consumer Staples

Beverages

PepsiCo	134,750	8,663,308	19,934,915	0.7%

Household Products

Church & Dwight	1,200,000	21,472,365	102,876,000	3.4%

Clorox	185,050	10,348,709	32,703,886	1.1%

Estee Lauder, Class A	458,594	16,624,230	140,568,233	4.6%

		48,445,304	276,148,119	9.1%

		57,108,612	296,083,034	9.8%

Health Care

Biotech

Amgen	355,000	18,341,782	84,468,700	2.8%

Large Pharma

Eli Lilly	350,000	12,007,975	69,909,000	2.3%

Johnson & Johnson	380,000	23,150,478	64,315,000	2.1%

Novo Nordisk ADR	1,002,195	7,665,243	79,073,186	2.6%

		42,823,696	213,297,186	7.0%

Life Science Equipment

Agilent Technologies	900,000	16,302,137	124,317,000	4.1%

Medical Devices

Stryker	300,000	15,657,168	76,581,000	2.6%

		93,124,783	498,663,886	16.5%

Industrials

Building Sub Contractors

EMCOR Group	89,650	1,352,555	11,305,761	0.4%

Commercial & Residential Building Equipment & Systems

Johnson Controls International	1,044,000	48,905,902	69,467,760	2.3%

Industrial Distribution & Rental

Fastenal	633,000	7,613,244	33,574,320	1.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	17

Amana Growth Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 96.5%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Measurement Instruments

Keysight Technologies[1]	500,000	$8,390,911	$71,190,000	2.3%

Trimble[1]	1,500,000	15,966,794	116,685,000	3.9%

		24,357,705	187,875,000	6.2%

Metalworking Machinery

Lincoln Electric Holdings	307,000	6,707,264	39,474,060	1.3%

Rail Freight

Norfolk Southern	250,000	14,370,513	70,225,000	2.3%

Union Pacific	300,000	16,986,610	67,419,000	2.2%

		31,357,123	137,644,000	4.5%

		120,293,793	479,340,901	15.8%

Materials

Precious Metal Mining

Newmont	750,000	42,354,995	55,110,000	1.8%

		42,354,995	55,110,000	1.8%

Technology

Application Software

Adobe[1]	400,000	12,795,020	201,832,000	6.7%

Intuit	450,000	15,564,740	197,590,500	6.5%

SAP ADR	207,900	13,638,087	29,091,447	1.0%

		41,997,847	428,513,947	14.2%

Communications Equipment

Apple	2,016,000	1,526,905	251,213,760	8.3%

Cisco Systems	1,500,000	26,759,130	79,350,000	2.6%

		28,286,035	330,563,760	10.9%

Information Services

Gartner[1]	179,900	6,185,084	41,708,016	1.4%

Infrastructure Software

Microsoft	120,000	30,150,399	29,961,600	1.0%

Oracle	650,000	12,885,855	51,181,000	1.7%

		43,036,254	81,142,600	2.7%

Semiconductor Devices

Qualcomm	800,000	30,482,851	107,632,000	3.6%

Xilinx	400,000	8,724,080	50,800,000	1.6%

		39,206,931	158,432,000	5.2%

Semiconductor Manufacturing

ASML Holding	308,000	10,937,644	208,044,760	6.9%

Taiwan Semiconductor ADR	1,222,471	12,765,781	143,469,197	4.7%

		23,703,425	351,513,957	11.6%

		182,415,576	1,391,874,280	46.0%

Total investments		$553,211,630	$2,919,781,726	96.5%

Other assets (net of liabilities)			106,659,835	3.5%

Total net assets			$3,026,441,561	100.0%

[1]	Non-income producing

ADR: American Depositary Receipt

18	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $553,211,630)	$2,919,781,726

Cash	104,534,495

Dividends receivable	3,763,050

Receivable for Fund shares sold	1,670,660

Prepaid expenses	32,556

Total assets	3,029,782,487

Liabilities

Accrued advisory fees	1,649,104

Payable for Fund shares redeemed	1,189,190

Accrued 12b-1 distribution fees	363,821

Accrued audit expenses	45,480

Accrued other liabilities	33,299

Accrued retirement plan custody fee	29,922

Accrued trustee expenses	16,026

Accrued Chief Compliance Officer expenses	10,778

Accrued ReFlow fees	3,306

Total liabilities	3,340,926

Net Assets	$3,026,441,561

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$640,340,945

Total distributable earnings	2,386,100,616

Net assets applicable to Fund shares outstanding	$3,026,441,561

Net asset value per Investor Share	AMAGX

Net assets, at value	$1,735,349,241

Shares outstanding	28,368,368

Net asset value, offering and redemption price per share	$61.17

Net asset value per Institutional Share	AMIGX

Net assets, at value	$1,291,092,320

Shares outstanding	20,994,109

Net asset value, offering and redemption price per share	$61.50

Statement of Operations

Year ended May 31, 2021

Investment income

Dividend income (net of foreign taxes of ($750,399))	$30,126,941

Miscellaneous income	12,036

Total investment income	30,138,977

Expenses

Investment advisory fees	18,089,154

12b-1 distribution fees	3,838,348

Printing and postage fees	129,127

ReFlow feesA	122,096

Custodian fees	109,796

Filing and registration fees	73,616

Audit fees	60,572

Chief Compliance Officer expenses	54,212

Other operating expenses	53,165

Trustee fees	42,250

Retirement plan custodial fees

Investor Shares	110

Institutional Shares	39,089

Legal fees	32,879

Total gross expenses	22,644,414

Less custodian fee credits	(109,796)

Net expenses	22,534,618

Net investment income	$7,604,359

Net realized gain from investments	$60,016,976	B

Net increase in unrealized appreciation on investments	836,595,291

Net gain on investments	$896,612,267

Net increase in net assets resulting from operations	$904,216,626

A	See “ReFlow Liquidity Program” in Note 2 of the Notes to Financial Statements.
B	Includes $35,962,182 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	19

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2021	Year ended May 31, 2020

Increase in net assets from operations

From operations

Net investment income	$7,604,359	$9,544,823

Net realized gain on investment	60,016,976	166,752,665

Net increase in unrealized appreciation	836,595,291	184,800,063

Net increase in net assets	904,216,626	361,097,551

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(83,742,944)	(42,389,414)

Net dividend and distribution to shareholders – Institutional Shares	(62,577,629)	(27,371,884)

Total distributions	(146,320,573)	(69,761,298)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	216,554,355	157,126,557

Institutional Shares	311,702,332	202,365,477

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	81,477,919	41,387,646

Institutional Shares	60,033,078	26,094,015

Cost of shares redeemed

Investor Shares	(310,903,221)	(340,236,012)

Institutional Shares	(252,942,615)	(203,392,880)

Total capital share transactions	105,921,848	(116,655,197)

Total increase in net assets	863,817,901	174,681,056

Net assets

Beginning of year	2,162,623,660	1,987,942,604

End of year	$3,026,441,561	$2,162,623,660

Shares of the Fund sold and redeemed

Investor Shares (AMAGX)

Number of shares sold	3,991,294	3,699,519

Number of shares issued in reinvestment of dividends and distributions	1,461,225	934,048

Number of shares redeemed	(5,800,622)	(8,057,051)

Net decrease in number of shares outstanding	(348,103)	(3,423,484)

Institutional Shares (AMIGX)

Number of shares sold	5,639,756	4,666,337

Number of shares issued in reinvestment of dividends and distributions	1,072,020	586,778

Number of shares redeemed	(4,556,803)	(4,761,970)

Net increase in number of shares outstanding	2,154,973	491,145

20	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2021	2020		2019	2018	2017

Net asset value at beginning of year	$45.39	$39.31		$36.24	$34.42	$33.05

Income from investment operations

Net investment incomeA	0.10	0.15		0.13	0.16	0.17

Net gains on securities (both realized and unrealized)	18.74	7.33		4.14	5.47	5.30

Total from investment operations	18.84	7.48		4.27	5.63	5.47

Less distributions

Dividends (from net investment income)	(0.13)	(0.16)		(0.16)	(0.17)	(0.22)

Distributions (from capital gains)	(2.93)	(1.24)		(1.04)	(3.64)	(3.88)

Total distributions	(3.06)	(1.40)		(1.20)	(3.81)	(4.10)

Net asset value at end of year	$61.17	$45.39		$39.31	$36.24	$34.42

Total Return	42.16%	19.12%		12.28%	16.76%	18.38%

Ratios / supplemental data

Net assets ($000), end of year	$1,735,349	$1,303,469		$1,263,423	$1,137,705	$1,113,440

Ratio of expenses to average net assets

Before custodian fee credits	0.96%	1.02%		1.08%	1.09%	1.10%

After custodian fee credits	0.96%	1.02%		1.08%	1.09%	1.09%

Ratio of net investment income after custodian fee credits to average net assets	0.19%	0.36%		0.34%	0.45%	0.52%

Portfolio turnover rate	5%	0%	B	0%	0%	0%	B

Institutional Shares (AMIGX)	Year ended May 31

Selected data per share of outstanding capital stock throughout each year:	2021	2020		2019	2018	2017

Net asset value at beginning of year	$45.60	$39.49		$36.37	$34.53	$33.11

Income from investment operations

Net investment incomeA	0.24	0.28		0.23	0.25	0.26

Net gains on securities (both realized and unrealized)	18.84	7.34		4.15	5.49	5.31

Total from investment operations	19.08	7.62		4.38	5.74	5.57

Less distributions

Dividends (from net investment income)	(0.25)	(0.27)		(0.22)	(0.26)	(0.27)

Distributions (from capital gains)	(2.93)	(1.24)		(1.04)	(3.64)	(3.88)

Total distributions	(3.18)	(1.51)		(1.26)	(3.90)	(4.15)

Net asset value at end of year	$61.50	$45.60		$39.49	$36.37	$34.53

Total Return	42.53%	19.39%		12.54%	17.03%	18.67%

Ratios / supplemental data

Net assets ($000), end of year	$1,291,092	$ 859,154		$ 724,520	$ 565,740	$ 442,747

Ratio of expenses to average net assets

Before custodian fee credits	0.71%	0.79%		0.84%	0.86%	0.86%

After custodian fee credits	0.71%	0.78%		0.84%	0.86%	0.85%

Ratio of net investment income after custodian fee credits to average net assets	0.43%	0.60%		0.58%	0.70%	0.78%

Portfolio turnover rate	5%	0%	B	0%	0%	0%	B

A	Calculated using average shares outstanding
B	Amount is less than 0.5%

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	21

Amana Developing World Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2021)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMDWX)	41.68%	8.16%	2.59%	1.34%

Institutional Shares (AMIDX)[2]	41.96%	8.34%	n/a	1.21%

MSCI Emerging Markets Index	49.27%	13.63%	3.98%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2011, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $12,918 versus rising to $14,952 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 25, 2020, and incorporates results for the fiscal year ended May 31, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Silergy	8.0%

Tencent Holdings ADR	4.4%

Techtronic Industries	4.1%

Taiwan Semiconductor ADR	3.8%

Kansas City Southern Industries	3.0%

Baidu ADR	2.7%

Samsung Electronics	2.6%

Delta Electronics	2.4%

Clicks Group	2.3%

Unilever ADR	2.2%

Portfolio Diversification

% of Total Net Assets

Electronics Components	10.4%	∎
Household Products	9.3%	∎
Semiconductor Devices	6.4%	∎
Semiconductor Manufacturing	5.8%	∎
Telecom Carriers	4.8%	∎
Health Care Facilities	4.7%	∎
Application Software	4.4%	∎
Communications Equipment	4.3%	∎
Home Improvement	4.1%	∎
Internet Media	3.8%	∎
Rail Freight	3.0%	∎
Other industries < 3.0%	29.1%	∎
Other assets (net of liabilities)	9.9%	∎

22	Annual Report	May 31, 2021

Amana Developing World Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2021

For the fiscal year ended May 31, 2021, the total return for the Investor Shares of Amana Developing World Fund was 41.68% (versus 4.02% the year before). Reflecting its lower expense structure, the Institutional Shares returned 41.96% for the fiscal year, compared to 4.20% for the year before.

Careful attention to costs helped lower the Fund’s expense ratio to 1.14% for Investor Shares and 0.91% for Institutional Shares. The Fund’s total net assets increased 100.50% during the fiscal year. The Fund continues to have a very low turnover rate at 3.48%, consistent with our overall strategy of investing in companies with long-term growth potential.

Many would consider the period between 2010 and 2020 to be a “lost decade” for emerging markets. However, several factors arising recently may indicate a reversion to the mean. Certainly, this first year has signaled such a trend.

Factors Affecting Past Performance

This past year saw global growth come crashing down with the coronavirus pandemic and the lockdown of economies around the world. The depth and severity of the economic contraction was unprecedented. However, as the dark winter turned the corner into summer, sunshine meant visibility into the end of the pandemic.

The bifurcated nature of the world and the differences in privilege between the haves and have-nots was more apparent than ever. The spread of the virus was uneven around the world, not only in terms of impact, but also in terms of timing. Similarly, vaccine implementation around the world has not been equal. As of the writing of this report, the virus was still wreaking havoc in many parts of the developing world. India and Malaysia both counted cases at record highs. Many developing countries have continued to implement loose monetary and fiscal policy in reaction to the pandemic, but don’t have the same amount of financial flexibility as the developed world, and therefore are somewhat constrained.

The Amana Developing World Fund’s low-debt, value strategy has served investors well over every market decline since inception. While it trailed the MSCI Emerging Markets Index’s returns in the last fiscal year, the Fund had attractive risk characteristics with a max drawdown of -9.28% and a weekly annualized standard deviation of 16.55% versus -10.66% and 18.74%, respectively, for the benchmark. Avoiding leveraged and Energy stocks, as well as strategic use of cash, continued to reduce risk. However, our exposure to Technology and other sectors benefiting from the rising middle class helped on the upside.

In the new world of working from home, Technology performed well as consumers switched to shopping online. Further, the global rollout of 5G has provided a tailwind to Technology companies. Our top holdings in Tencent and Silergy shined. We benefited from our low exposure in Financials, zero exposure to Energy, and large exposure in Information Technology. On average, we maintained cash reserves of more than 10%. This helps in two ways when markets decline; first, the cash reserve insulates the portfolio against market losses, and second, a decline can improve our buying power to either seek out new opportunities or to purchase strong companies that are trading at a discount.

Given rising concerns surrounding the risks of climate change, we are pleased to report that Morningstar has designated Amana Developing World Fund a “Low Carbon” fund. How the transition to renewable energy and electric vehicles plays out will be of particular interest to the developing world. These economies tend to have wide exposure to fossil fuels but also to mineral resources that will be critical in the electrification of transportation. As the world continues to transition to a low-carbon economy, we believe the Fund is well positioned through its exposure to Technology, including innovative green tech companies such as TPI Composites and Delta Electronics.

As values-based investors, we are pleased that Morningstar rated Amana Developing World Fund in the top 9% for sustainability out of 1,738 funds in its “Global Emerging Markets Equity” fund category for the period ended May 31, 2021. Considering the wide range of governance structures in the developing world, we maintain that the Fund’s ESG mandate helps highlight companies with strong oversight and accountability.

Looking Forward

We believe the current macroeconomic and pandemic conditions will continue to favor established businesses with good cash generation, strong balance sheets, and consequent financial stability.

Pandemic-driven economic uncertainty has replaced the receding trade friction of 2019. We are concerned that waves of variant strains of the virus could derail any nascent recovery. The November 2020 elections in the US did provide more clarity, and a robust American recovery bodes well for the developing world. However, the US administration has continued the previous administration’s policy of isolating China. As these two economic superpowers conduct a global turf war, countries of the developing world have made the choice to not take economic sides, preferring to stay neutral and hopefully benefit from the growth of both economies.

Continued on page 50.

Annual Report	May 31, 2021	23

Amana Developing World Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 90.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media

Baidu ADR[2]	9,000	$870,437	$1,766,430	China	2.7%

Naspers ADR	15,600	569,589	686,712	South Africa	1.1%

		1,440,026	2,453,142		3.8%

Telecom Carriers

Advanced Info Service	59,000	409,954	318,921	Thailand	0.5%

Advanced Info Service NVDR	25,000	146,658	135,136	Thailand	0.2%

Saudi Telecom	40,000	1,101,145	1,312,801	Saudi Arabia	2.0%

Telekomunikasi Indonesia ADR	58,000	1,187,726	1,346,760	Indonesia	2.1%

		2,845,483	3,113,618		4.8%

		4,285,509	5,566,760		8.6%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	18,000	787,699	1,434,960	United States	2.2%

Automobiles

Ford Otomotiv Sanayi	60,500	710,259	1,214,571	Turkey	1.9%

Home Improvement

Techtronic Industries	140,000	591,316	2,635,176	Hong Kong	4.1%

Home Products Stores

Wilcon Depot	3,000,000	1,113,119	1,140,669	Philippines	1.7%

		3,202,393	6,425,376		9.9%

Consumer Staples

Food & Drug Stores

Clicks Group	78,000	483,452	1,466,640	South Africa	2.3%

Household Products

Colgate-Palmolive	16,000	927,173	1,340,480	United States	2.1%

Kimberly-Clark de Mexico, Class A	300,000	533,975	540,566	Mexico	0.8%

LG Household & Health Care	1,000	1,137,240	1,370,819	Korea	2.1%

Unicharm	34,000	1,278,299	1,348,222	Japan	2.1%

Unilever ADR	24,000	1,122,097	1,439,280	United Kingdom	2.2%

		4,998,784	6,039,367		9.3%

Packaged Food

Indofood CBP Sukses Makmur	1,600,000	941,011	909,848	Indonesia	1.4%

M. Dias Branco	30,000	458,337	162,039	Brazil	0.2%

		1,399,348	1,071,887		1.6%

		6,881,584	8,577,894		13.2%

Continued on next page.

24	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 90.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Energy

Renewable Energy Equipment

TPI Composites[2]	25,000	$1,369,058	$1,207,500	United States	1.9%

		1,369,058	1,207,500		1.9%

Financials

Islamic Banking

BIMB Holdings	786,700	900,577	731,235	Malaysia	1.1%

Real Estate Owners & Developers

SM Prime Holdings	1,420,000	653,392	1,095,548	Philippines	1.7%

		1,553,969	1,826,783		2.8%

Health Care

Generic Pharma

Hikma Pharmaceuticals	5,937	200,894	205,458	Jordan	0.3%

Health Care Facilities

Bangkok Dusit Medical Services NVDR	1,900,000	1,229,758	1,305,522	Thailand	2.0%

IHH Healthcare	700,000	904,935	903,811	Malaysia	1.4%

KPJ Healthcare	3,400,992	798,339	810,048	Malaysia	1.3%

		2,933,032	3,019,381		4.7%

Health Care Services

Fleury	270,000	1,546,769	1,372,873	Brazil	2.1%

		4,680,695	4,597,712		7.1%

Industrials

Logistics Services

Kerry Logistics Network	400,000	583,456	1,195,420	China[3]	1.8%

Rail Freight

Kansas City Southern Industries	6,500	437,055	1,934,920	United States	3.0%

Rubber & Plastic

Hartalega Holdings	26,400	59,618	58,696	Malaysia	0.1%

Waste Management

Sunny Friend Environmental Technology	160,000	1,324,649	1,227,316	Taiwan	1.9%

		2,404,778	4,416,352		6.8%

Materials

Precious Metal Mining

Barrick Gold	54,000	1,333,719	1,300,320	United States[3]	2.0%

Specialty Chemicals

International Flavors & Fragrances	4,000	565,277	566,680	United States	0.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	25

Amana Developing World Fund: Schedule of Investments	As of May 31, 2021

Common Stocks – 90.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Materials (continued)

Steel Raw Material Suppliers

Rio Tinto ADR	13,000	$1,125,324	$1,136,590	China[3]	1.8%

		3,024,320	3,003,590		4.6%

Technology

Application Software

Tencent Holdings ADR	36,000	693,470	2,821,680	China	4.4%

Communications Equipment

Samsung Electronics	23,800	1,048,879	1,708,370	Korea	2.6%

Sercomm	454,000	1,196,283	1,078,878	Taiwan	1.7%

		2,245,162	2,787,248		4.3%

Computer Hardware & Storage

Advantech	117,685	790,656	1,386,633	Taiwan	2.1%

Electronics Components

Delta Electronics	150,000	810,304	1,573,854	Taiwan	2.4%

Silergy	41,400	818,841	5,195,804	China[3]	8.0%

		1,629,145	6,769,658		10.4%

Semiconductor Devices

Micron Technology[2]	17,000	625,016	1,430,380	United States	2.2%

Monolithic Power Systems	3,900	1,324,765	1,338,168	China[3]	2.1%

Qualcomm	10,000	1,225,327	1,345,400	China[3]	2.1%

		3,175,108	4,113,948		6.4%

Semiconductor Manufacturing

ASM Pacific Technology	98,000	1,013,468	1,292,471	China[3]	2.0%

Taiwan Semiconductor ADR	21,000	843,194	2,464,560	Taiwan	3.8%

		1,856,662	3,757,031		5.8%

		10,390,203	21,636,198		33.4%

Utilities

Utility Networks

Hong Kong & China Gas	650,324	924,140	1,144,724	China	1.8%

		924,140	1,144,724		1.8%

Total investments		$38,716,649	$58,402,889		90.1%

Other assets (net of liabilities)			6,390,924		9.9%

Total net assets			$64,793,813		100.0%

[1]	Country of domicile
[2]	Non-Income producing
[3]	Denotes a country or region of primary exposure

ADR: American Depositary Receipt

NVDR: Thai Non-Voting Depository

26	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of May 31, 2021

Countries	(unaudited)

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	27

Amana Developing World Fund

Statement of Assets and Liabilities

As of May 31, 2021

Assets

Investments in securities, at value (Cost $38,716,649)	$58,402,889

Cash	6,161,607

Foreign currency (Cost $67,883)	67,962

Receivable for Fund shares sold	206,372

Dividends receivable	94,544

Receivable for security sales	7,560

Prepaid expenses	398

Total assets	64,941,332

Liabilities

Payable for security purchases	67,962

Accrued advisory fees	42,512

Accrued audit expenses	7,628

Accrued retirement plan custody fee	6,552

Accrued Chief Compliance Officer expenses	5,092

Accrued 12b-1 distribution fees	4,627

Accrued legal expenses	3,523

Accrued postage	3,013

Accrued other liabilities	2,271

Payable for Fund shares redeemed	2,155

Accrued trustee expenses	1,189

Accrued other operating expenses	995

Total liabilities	147,519

Net Assets	$64,793,813

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$53,150,254

Total distributable earnings	11,643,559

Net assets applicable to Fund shares outstanding	$64,793,813

Net asset value per Investor Share	AMDWX

Net assets, at value	$22,552,747

Shares outstanding	1,646,698

Net asset value, offering and redemption price per share	$13.70

Net asset value per Institutional Share	AMIDX

Net assets, at value	$42,241,066

Shares outstanding	3,068,601

Net asset value, offering and redemption price per share	$13.77

Statement of Operations

Year ended May 31, 2021

Investment income

Dividend Income (net of foreign tax of $86,687)	$731,778

Miscellaneous income	111

Total investment income	731,889

Expenses

Investment advisory fees	372,854

12b-1 distribution fees	43,085

Custodian fees	28,323

Filing and registration fees	25,534

Audit fees	9,020

Retirement plan custodial fees

Investor Shares	98

Institutional Shares	8,755

Printing and postage fees	4,145

Other expenses	685

Trustee fees	584

Chief Compliance Officer expenses	405

Legal fees	294

Total gross expenses	493,782

Less custodian fee credits	(28,323)

Net expenses	465,459

Net investment income	$266,430

Net realized loss from investments and foreign currency	$(395,321)

Net increase in unrealized appreciation on investments and foreign currency	14,609,878

Net gain on investments	$14,214,557

Net increase in net assets resulting from operations	$14,480,987

28	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2021	Year ended May 31, 2020

Increase in net assets from operations

From operations

Net investment income	$266,430	$134,798

Net realized loss on investment	(395,321)	(1,218,147)

Net increase in unrealized appreciation	14,609,878	2,120,957

Net increase in net assets	14,480,987	1,037,608

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	-	(56,407)

Net dividend and distribution to shareholders – Institutional Shares	-	(110,519)

Total distributions	-	(166,926)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	8,457,087	4,472,125

Institutional Shares	19,051,296	7,865,003

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	-	56,081

Institutional Shares	-	110,361

Cost of shares redeemed

Investor Shares	(4,679,441)	(6,721,742)

Institutional Shares	(4,727,537)	(4,593,570)

Total capital share transactions	18,101,405	1,188,258

Total increase in net assets	32,582,392	2,058,940

Net assets

Beginning of year	32,211,421	30,152,481

End of year	$64,793,813	$32,211,421

Shares of the Fund sold and redeemed

Investor Shares (AMDWX)

Number of shares sold	672,678	456,754

Number of shares issued in reinvestment of dividends and distributions	-	5,331

Number of shares redeemed	(395,840)	(702,245)

Net increase (decrease) in number of shares outstanding	276,838	(240,160)

Institutional Shares (AMIDX)

Number of shares sold	1,507,966	795,716

Number of shares issued in reinvestment of dividends and distributions	-	10,461

Number of shares redeemed	(393,220)	(467,694)

Net increase in number of shares outstanding	1,114,746	338,483

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	29

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$9.67	$9.33	$10.05	$9.97	$9.38

Income from investment operations

Net investment incomeA	0.05	0.04	0.03	0.03	0.04

Net gains (losses) on securities (both realized and unrealized)	3.98	0.34	(0.70)	0.07	0.57

Total from investment operations	4.03	0.38	(0.67)	0.10	0.61

Less distributions

Dividends (from net investment income)	-	(0.04)	(0.05)	(0.02)	(0.02)

Total distributions	-	(0.04)	(0.05)	(0.02)	(0.02)

Net asset value at end of year	$13.70	$9.67	$9.33	$10.05	$9.97

Total return	41.68%	4.02%	(6.70)%	0.98%	6.59%

Ratios / supplemental data

Net assets ($000), end of year	$22,553	$13,253	$15,026	$15,067	$14,820

Ratio of expenses to average net assets

Before custodian fee credits	1.20%	1.34%	1.36%	1.37%	1.35%

After custodian fee credits	1.14%	1.29%	1.31%	1.32%	1.30%

Ratio of net investment income after custodian fee credits to average net assets	0.44%	0.38%	0.35%	0.27%	0.41%

Portfolio turnover rate	3%	9%	9%	20%	10%

Institutional Shares (AMIDX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2021	2020	2019	2018	2017

Net asset value at beginning of year	$9.70	$9.36	$10.08	$9.99	$9.43

Income from investment operations

Net investment incomeA	0.08	0.04	0.05	0.05	0.06

Net gains (losses) on securities (both realized and unrealized)	3.99	0.36	(0.72)	0.07	0.57

Total from investment operations	4.07	0.40	(0.67)	0.12	0.63

Less distributions

Dividends (from net investment income)	-	(0.06)	(0.05)	(0.03)	(0.07)

Total distributions	-	(0.06)	(0.05)	(0.03)	(0.07)

Net asset value at end of year	$13.77	$9.70	$9.36	$10.08	$9.99

Total Return	41.96%	4.20%	(6.58)%	1.17%	6.74%

Ratios / supplemental data

Net assets ($000), end of year	$42,241	$18,959	$15,127	$16,034	$14,203

Ratio of expenses to average net assets

Before custodian fee credits	0.97%	1.21%	1.19%	1.19%	1.14%

After custodian fee credits	0.91%	1.16%	1.14%	1.14%	1.09%

Ratio of net investment income after custodian fee credits to average net assets	0.65%	0.43%	0.54%	0.44%	0.65%

Portfolio turnover rate	3%	9%	9%	20%	10%

A	Calculated using average shares outstanding

30	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2021)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAPX)[2]	4.90%	3.06%	n/a	0.88%

Institutional Shares (AMIPX)[2]	5.04%	3.27%	n/a	0.63%

FTSE Sukuk Index	6.64%	4.97%	4.57%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed-income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $11,733 versus $13,121 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 25, 2020, and incorporates results for the fiscal year ended May 31, 2020. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings

% of Total Net Assets

Investment Corporate of Dubai (5.00% due 02/01/2027)	4.6%

Tabreed (5.50% due 10/31/2025)	4.3%

TNB Global Ventures Cap (3.244% due 10/19/2026)	4.3%

Almarai (4.311% due 03/05/2024)	4.0%

Dubai Islamic Bank (2.95% due 02/20/2025)	3.9%

Perusahaan Penerbit SBSN (4.55% due 03/29/2026)	3.9%

Majid Al Futtaim (4.50% due 11/03/2025)	3.8%

Qatar International Bank (3.982% due 03/26/2024)	3.7%

Kingdom of Saudi Arabia (3.628% due 04/20/2027)	3.7%

Saudi Telecom (3.89% due 05/13/2029)	3.6%

Portfolio Diversification

% of Total Net Assets

Foreign Government Sukuk	30.7%	∎
Financials	29.0%	∎
Utilities	11.3%	∎
Consumer Discretionary	4.0%	∎
Communications	3.6%	∎
Materials	3.6%	∎
Industrials	3.5%	∎
Technology	2.8%	∎
Bank Time Deposits	0.3%	∎

Other Assets (net of liabilities)	11.2%	∎

Annual Report	May 31, 2021	31

Amana Participation Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2021

For the fiscal year ended May 31, 2021, the Amana Participation Fund Investor Shares returned 4.90% and the Institutional Shares returned 5.04%. The FTSE Sukuk Index gained 6.64% for the same period. The Fund trailed the benchmark due to a multitude of factors including differences in composition and objectives.

The Amana Participation Fund’s investment objective is capital preservation and current income consistent with Islamic principles, while the benchmark measures the performance of the global sukuk market. The Fund is required to maintain a dollar-weighted average maturity between two and five years to mitigate duration risk, which reduces portfolio volatility. For example, on April 30, 2021, the benchmark retained an allocation of 23.45% to sukuk issues with a maturity of more than seven years, while the Participation Fund held 13.88%. This lower percentage helps the Fund meet its primary objective of capital preservation. Careful attention reduced the net expense ratio to 0.80% for the Investor Shares, and 0.56% for the Institutional Shares.

Additionally, the Amana Participation Fund employs a more diversified approach as a means of promoting prudence and conservativism when compared to the benchmark. On April 30, 2021, the benchmark retained a 14.96% weighting in Indonesian sovereign sukuk, 8.48% in Saudi Arabian sovereign sukuk, and 6.36% in Saudi Arabian-owned utility operator Saudi Electric Company (SECO). In contrast, the Amana Participation Fund held 9.86% in Indonesian sovereign sukuk, 5.50% in Saudi Arabian sovereign sukuk, and had 3.00% in SECO.

As of May 31, 2021, the portfolio held 35 issues with an option-adjusted duration of 3.65 years. The 30-day yield was 0.83% for the Investor Shares and 1.07% for the Institutional Shares. The Fund retained 6.7% of its total assets in cash.

We are pleased to report that Amana Participation Fund has grown to over $165.7 million in assets under management, reflecting a 42.2% year-over-year increase. We take great pride in offering the Islamic community the only entirely dedicated sharia-compliant investment income fund with capital preservation and current income objectives.

Factors Affecting Past Performance

Since the onset of the coronavirus pandemic, governments around the globe have enacted extraordinary fiscal and monetary measures in order to regain economic and financial stability. As a byproduct of these collective efforts, each of the six members of the Gulf Cooperation Council (GCC) experienced an increase in fiscal spending which raised their national debt levels. As shown in the Gross Debt to GDP illustration, countries with high-yield credit ratings, such as Bahrain and Oman, experienced a rise in government debt. Even countries with investment-grade ratings, such as Saudi Arabia and the United Arab Emirates (UAE), saw their debt-to-GDP rise over the year. Kuwait was the only country that did not see an increase in its outstanding debt during 2020. Instead, its outstanding debt fell by 2.6% but is projected to rise 19.8% by year-end 2021. The delay in the growth of Kuwait’s debt-to-GDP metrics reflects its unique circumstances; Kuwait’s legislative bodies were unable to enact needed debt reform which forced the government to draw on its sovereign wealth funds to offset its fiscal deficit gap. This legislative bottleneck and reduction in reserves motivated Moody’s to downgrade Kuwait’s credit rating in September of 2020. In April of 2021, the International Monetary Fund revised their October 2020 forecast regarding the growth in GDP for the GCC. As shown in the IMF: GCC Real GDP Growth Expectations chart below, each of the GCC member states except for Qatar and Saudi Arabia had an even higher projected growth of GDP than originally predicted.

Continued on page 50.

Source: Bloomberg

IMF: GCC Real GDP Growth Expectations

	Previous Forecast (Oct’ 20)	April 2021 Forecast	Change

Bahrain	2.3%	3.3%	1.0%

Kuwait	0.6%	0.7%	0.1%

Oman	-0.5%	1.8%	2.3%

Qatar	2.5%	2.4%	-0.1%

Saudia Arabia	3.1%	2.9%	-0.2%

United Arab Emirates	1.3%	3.1%	1.8%

Source: Bloomberg

32	Annual Report	May 31, 2021

Amana Participation Fund: Consolidated Schedule of Investments	As of May 31, 2021

Corporate Sukuk – 57.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

Saudi Telecom[2]	3.89% due 05/13/2029	$5,450,000	$6,008,843	Saudi Arabia	3.6%

			6,008,843		3.6%

Consumer Discretionary

Almarai[2]	4.311% due 03/05/2024	6,200,000	6,686,982	Saudi Arabia	4.0%

			6,686,982		4.0%

Financials

Dubai International Finance Centre[2]	4.325% due 11/12/2024	5,500,000	5,897,162	United Arab Emirates	3.6%

Dubai Islamic Bank[2]	2.95% due 02/20/2025	6,200,000	6,496,215	United Arab Emirates	3.9%

Dar Al-Arkan Co2	6.75% due 02/15/2025	2,000,000	2,073,567	Saudi Arabia	1.3%

IDB Trust Services LTD[2]	1.957% due 10/02/2024	500,000	517,550	Saudi Arabia	0.3%

Investment Corporate of Dubai[2]	5.00% due 02/01/2027	6,750,000	7,555,483	United Arab Emirates	4.6%

Majid Al Futtaim[2]	4.50% due 11/03/2025	5,750,000	6,341,412	United Arab Emirates	3.8%

Majid Al Futtaim[2]	4.638% due 05/14/2029	3,650,000	4,102,254	United Arab Emirates	2.5%

Noor[2]	4.471% due 04/24/2023	1,000,000	1,062,501	United Arab Emirates	0.6%

Qatar International Bank[2]	3.982% due 03/26/2024	5,650,000	6,072,990	Qatar	3.7%

Sharjah Islamic Bank[2]	3.084% due 09/08/2021	2,800,000	2,813,749	United Arab Emirates	1.7%

Sharjah Islamic Bank[2]	2.85% due 06/23/2025	2,300,000	2,391,335	United Arab Emirates	1.4%

Sharjah[2]	3.854% due 04/03/2026	2,500,000	2,701,873	United Arab Emirates	1.6%

			48,026,091		29.0%

Industrials

DP World Crescent[2]	3.908% due 05/31/2023	5,500,000	5,798,707	United Arab Emirates	3.5%

			5,798,707		3.5%

Materials

Equate[2]	3.944% due 02/21/2024	5,600,000	5,984,764	United Arab Emirates	3.6%

			5,984,764		3.6%

Technology

Axiata SPV2[2]	4.357% due 03/24/2026	4,150,000	4,666,094	Malaysia	2.8%

			4,666,094		2.8%

Utilities

Saudi Electric Global[2]	4.211% due 04/03/2022	1,500,000	1,546,637	Saudi Arabia	0.9%

Saudi Electric Global[2]	4.00% due 04/08/2024	1,200,000	1,301,264	Saudi Arabia	0.8%

Saudi Electric Global[3]	4.00% due 04/08/2024	1,500,000	1,627,800	Saudi Arabia	1.0%

Tabreed[2]	5.50% due 10/31/2025	6,200,000	7,140,525	United Arab Emirates	4.3%
TNB Global Ventures Cap[2]	3.244% due 10/19/2026	6,640,000	7,070,361	Malaysia	4.3%

			18,686,587		11.3%

Total Corporate Sukuk	(Cost $92,752,792)		$95,858,068		57.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	33

Amana Participation Fund: Consolidated Schedule of Investments	As of May 31, 2021

Government Sukuk – 30.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Sukuk

Department of Finance Dubai[2]	3.875% due 01/30/2023	$3,750,000	$3,908,790	United Arab Emirates	2.4%

Department of Finance Dubai[2]	5.00% due 04/30/2029	4,500,000	5,215,944	United Arab Emirates	3.1%

Islamic Development Bank[2]	3.389% due 09/26/2023	3,500,000	3,725,633	Saudi Arabia	2.2%

Kingdom of Saudi Arabia[2]	2.894% due 04/20/2022	1,500,000	1,533,381	Saudi Arabia	0.9%

Kingdom of Saudi Arabia[2]	3.628% due 04/20/2027	5,500,000	6,050,973	Saudi Arabia	3.7%

Kingdom of Saudi Arabia[2]	4.303% due 01/19/2029	1,500,000	1,721,115	Saudi Arabia	1.1%

Oman Sovereign[2]	4.397% due 06/01/2024	4,500,000	4,680,259	Oman	2.8%

Perusahaan Penerbit SBSN[2]	3.75% due 03/01/2023	4,500,000	4,740,300	Indonesia	2.9%

Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	5,685,000	6,452,873	Indonesia	3.9%

Perusahaan Penerbit SBSN[2]	4.45% due 02/20/2029	3,050,000	3,485,083	Indonesia	2.1%

Ras Al Khaimah[2]	3.094% due 03/31/2025	3,150,000	3,345,111	United Arab Emirates	2.0%

State of Qatar[2]	3.241% due 01/18/2023	5,700,000	5,962,277	Qatar	3.6%

Total Government Sukuk	(Cost $49,283,945)		50,821,739		30.7%

Bank Time Deposits – 0.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Bank Time Deposits

Arab Banking Corp., NY Branch	0.63% due 08/24/2021	$500,000	$500,000	United States	0.3%

Total Bank Time Deposits	(Cost $500,000)		$500,000		0.3%

Total investments	(Cost $142,536,737)		$147,179,807		88.8%

Other assets (net of liabilities)			18,599,202		11.2%

Total net assets			$165,779,009		100.0%

[1]	Denotes a country or region of primary exposure.
[2]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2021, the aggregate value of these securities was $145,052,007 representing 87.5% of net assets.

[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2021, the net value of these securities was $1,627,800 representing 1.0% of net assets.

34	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Consolidated Schedule of Investments	As of May 31, 2021

Sukuk Quality Diversification	(unaudited)

% of Total Net Assets

Rated “AAA”	2.5%	∎
Rated “AA-”	3.6%	∎
Rated “A+”	5.7%	∎
Rated “A-”	13.3%	∎
Rated “BBB+”	2.8%	∎
Rated “BBB”	23.1%	∎
Rated “BBB-”	17.0%	∎
Rated “BB-”	2.8%	∎
Not rated	18.0%	∎
Other assets (net of liabilities)	11.2%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

Annual Report	May 31, 2021	35

Amana Participation Fund

Consolidated Statement of Assets and Liabilities
As of May 31, 2021

Assets

Investments in securities, at value
(Cost $142,536,737)	$147,179,807

Cash	9,905,480

Receivable for security sales	6,050,000

Receivable for Fund shares sold	1,545,168

Dividends receivable	1,277,103

Prepaid expenses	1,707

Total assets	165,959,265

Liabilities

Accrued advisory fees	68,073

Payable for Fund shares redeemed	54,177

Accrued audit expenses	22,727

Accrued legal expenses	9,324

Accrued other expenses	7,659

Accrued retirement plan custody fee	6,437

Distributions payable	6,371

Accrued 12b-1 distribution fees	4,755

Accrued Chief Compliance Officer expenses	393

Accrued trustee expenses	340

Total liabilities	180,256

Net Assets	$165,779,009

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$161,331,405

Total distributable earnings	4,447,604

Net assets applicable to Fund shares outstanding	$165,779,009

Net asset value per Investor Share	AMAPX

Net assets, at value	$22,375,315

Shares outstanding	2,148,031

Net asset value, offering and redemption price per share	$10.42

Net asset value per Institutional Share	AMIPX

Net assets, at value	$143,403,694

Shares outstanding	13,718,455

Net asset value, offering and redemption price per share	$10.45

Consolidated Statement of Operations

Year ended May 31, 2021

Investment income

Sukuk Income	$3,716,527

Miscellaneous income	166

Total investment income	3,716,693

Expenses

Advisory fees	699,940

12b-1 distribution fees	51,679

Filing and registration fees	35,945

Custodian fees	31,559

Audit fees	12,986

Printing and postage fees	9,908

Retirement plan custodial fees

Investor Shares	87

Institutional Shares	9,185

Legal fees	5,988

Chief Compliance Officer expenses	3,364

Other operating expenses	2,686

Trustee fees	1,615

Total gross expenses	864,942

Less custodian fee credits	(31,559)

Net expenses	833,383

Net investment income	$2,883,310

Net realized gain from investments	$104,090

Net increase in unrealized appreciation on investments	3,538,199

Net gain on investments	$3,642,289

Net increase in net assets resulting from operations	$6,525,599

36	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statements of Changes in Net Assets	Consolidated Year ended May 31, 2021	Year ended May 31, 2020

Increase in net assets from operations

From operations

Net investment income	$2,883,310	$2,529,245

Net realized gain (loss) on investment	104,090	(207,851)

Net increase in unrealized appreciation	3,538,199	1,087,637

Net increase in net assets	6,525,599	3,409,031

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(384,118)	(474,127)

Net dividend and distribution to shareholders – Institutional Shares	(2,504,890)	(2,049,632)

Total distributions	(2,889,008)	(2,523,759)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	15,188,117	15,209,085

Institutional Shares	88,371,283	80,724,782

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	374,373	466,172

Institutional Shares	2,425,384	1,939,030

Cost of shares redeemed

Investor Shares	(10,258,013)	(20,085,172)

Institutional Shares	(50,512,348)	(38,913,507)

Total capital share transactions	45,588,796	39,340,390

Total increase in net assets	49,225,387	40,225,662

Net assets

Beginning of year	116,553,622	76,327,960

End of year	$165,779,009	$116,553,622

Shares of the Fund sold and redeemed

Investor Shares (AMAPX)

Number of shares sold	1,467,331	1,504,601

Number of shares issued in reinvestment of dividends and distributions	36,048	46,051

Number of shares redeemed	(988,458)	(1,985,457)

Net increase (decrease) in number of shares outstanding	514,921	(434,805)

Institutional Shares (AMIPX)

Number of shares sold	8,491,451	7,960,240

Number of shares issued in reinvestment of dividends and distributions	232,686	191,267

Number of shares redeemed	(4,852,400)	(3,874,664)

Net increase in number of shares outstanding	3,871,737	4,276,843

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2021	37

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	Consolidated 2021	2020	2019	2018	2017

Net asset value at beginning of year	$10.12	$9.97	$9.76	$10.07	$10.02

Income from investment operations

Net investment incomeA	0.19	0.24	0.24	0.22	0.21

Net gains (losses) on securities (both realized & unrealized)	0.30	0.14	0.21	(0.31)	0.07

Total from investment operations	0.49	0.38	0.45	(0.09)	0.28

Less distributions

Dividends (from net investment income)	(0.19)	(0.23)	(0.24)	(0.22)	(0.22)

Distribution (from capital gains)	-	-	-	-	(0.01)

Total distributions	(0.19)	(0.23)	(0.24)	(0.22)	(0.23)

Paid-in capital from early redemption feesB	n/a	n/a	n/a	0.00	0.00

Net asset value at end of year	$10.42	$10.12	$9.97	$9.76	$10.07

Total Return	4.90%	3.88%	4.70%	(0.94)%	2.87%

Ratios / supplemental data

Net assets ($000), end of year	$22,375	$16,531	$20,612	$18,212	$12,014

Ratio of expenses to average net assets

Before custodian fee credits	0.82%	0.88%	0.88%	0.87%	0.92%

After custodian fee credits	0.80%	0.86%	0.87%	0.85%	0.91%

Ratio of net investment income after custodian fee credits to average net assets	1.86%	2.34%	2.46%	2.18%	2.14%

Portfolio turnover rate	19%	34%	22%	7%	23%

Institutional Shares (AMIPX)		Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	Consolidated 2021	2020	2019	2018	2017

Net asset value at beginning of year	$10.16	$10.00	$9.79	$10.11	$10.05

Income from investment operations

Net investment incomeA	0.22	0.26	0.27	0.24	0.24

Net gains (losses) on securities (both realized and unrealized)	0.29	0.16	0.21	(0.32)	0.06

Total from investment operations	0.51	0.42	0.48	(0.08)	0.30

Less distributions

Dividends (from net investment income)	(0.22)	(0.26)	(0.27)	(0.24)	(0.23)

Distribution (from capital gains)	-	-	-	-	(0.01)

Total distributions	(0.22)	(0.26)	(0.27)	(0.24)	(0.24)

Paid-in capital from early redemption feesB	n/a	n/a	n/a	0.00	0.00

Net asset value at end of year	$10.45	$10.16	$10.00	$9.79	$10.11

Total Return	5.04%	4.23%	4.93%	(0.80)%	3.09%

Ratios / supplemental data

Net assets ($000), end of year	$143,404	$100,023	$55,716	$44,729	$26,200

Ratio of expenses to average net assets

Before custodian fee credits	0.58%	0.63%	0.64%	0.62%	0.68%

After custodian fee credits	0.56%	0.61%	0.63%	0.60%	0.67%

Ratio of net investment income after custodian fee credits to average net assets	2.10%	2.53%	2.70%	2.45%	2.38%

Portfolio turnover rate	19%	34%	22%	7%	23%

A	Calculated using average shares outstanding
B	Amount is less than $0.01

38	Annual Report	May 31, 2021	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (Consolidated with respect to the Amana Participation Fund)

Note 1 – Organization

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust (“Prior Trust”) organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights on matters affecting that class. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Commencing in the year ended May 31, 2021, the Participation Fund utilizes a wholly-owned subsidiary to achieve their investment objective (see Note 2).

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security’s fair value.

Annual Report	May 31, 2021	39

Notes to Financial Statements (continued)

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund’s share classes. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Share Valuation Inputs as of May 31, 2021
	Level 1	Level 2	Level 3
Funds	Quoted Price	Significant Observable Input	Significant Unobservable Input	Total

Income Fund

Common Stocks[1]	$1,448,587,569	$-	$-	$1,448,587,569

Total Assets	$1,448,587,569	$-	$-	$1,448,587,569

Growth Fund

Common Stocks[1]	$2,919,781,726	$-	$-	$2,919,781,726

Total Assets	$2,919,781,726	$-	$-	$2,919,781,726

Developing World Fund

Common Stocks

Communications	$3,799,902	$1,766,858	$-	$5,566,760

Consumer Discretionary	1,434,960	4,990,416	-	6,425,376

Consumer Staples	2,779,760	5,798,134	-	8,577,894

Energy	1,207,500	-	-	1,207,500

Financials	-	1,826,783	-	1,826,783

Health Care	-	4,597,712	-	4,597,712

Industrials	1,934,920	2,481,432	-	4,416,352

Materials	3,003,590	-	-	3,003,590

Technology	9,400,188	12,236,010	-	21,636,198

Utilities	-	1,144,724	-	1,144,724

Total Common Stocks	23,560,820	34,842,069	-	58,402,889

Total Assets	$23,560,820	$34,842,069	$-	$58,402,889

Participation Fund

Corporate Sukuk[1]	$-	$95,858,068	$-	$95,858,068

Government Sukuk[1]	-	50,821,739	-	50,821,739

Bank Time Deposits[1]	-	500,000	-	500,000

Total Assets	$-	$147,179,807	$-	$147,179,807

During the year ended May 31, 2021, no Fund had transfers between Level 1, Level 2, and Level 3.

1 See the Schedule of Investments for additional details.

40	Annual Report	May 31, 2021

Notes to Financial Statements (continued)

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 40 is a summary of the inputs used as of May 31, 2021, in valuing the Funds’ investments carried at fair value.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds’ custodian or other banks. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

ReFlow Liquidity Program:

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the year ended May 31, 2021, only the Income Fund and Growth Fund participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations.

Federal income taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 – 2020) or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of the fiscal year ended May 31, 2021, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund

Distributed earnings	$(25,879,086)	$(35,962,182)

Paid-in capital	$25,879,086	$35,962,182

	Developing World	Participation Fund

Distributed earnings	$-	$212

Paid-in capital	$-	$(212)

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends

Annual Report	May 31, 2021	41

Notes to Financial Statements (continued)

to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021 and it is expected that all LIBOR currencies/tenors will eventually cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Consolidation of Subsidiary – Amana SPV:

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Amana Participation Fund Portfolio includes the accounts of AMANA SPV, a wholly owned and controlled subsidiary. AMANA SPV is a C-Corporation incorporated as an exempted company under the company’s law of the Cayman Islands on January 21, 2019, and is not subject to Cayman Islands taxes at the present time. For its income tax purpose, the SPV is not subject to US income taxes, however the SPV’s net income and capital gains will be included each year in the Amana Participation Fund’s taxable income. All inter-company accounts and transactions have been eliminated in consolidation. There was no activity in the SPV during the year ended May 31, 2020.

The Amana Participation Fund Portfolio may invest up to 25% of its total assets in the segregated portfolio vehicle (“SPV”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the Amana SPV Portfolio’s investments in the SPV is as follows:

	Inception Date of SPV	SPV Net Assets at May 31, 2021	% of Fund Net Assets at May 31, 2021

Amana SPV	January 21, 2019	$2,595,096	1.57%

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes

Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note 3 – Transactions with Affiliated Persons

Under a contract approved annually by the Board of Trustees of the Trust, including those who are not party to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Effective December 1, 2020, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billion, and 0.50% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal year ended May 31, 2021, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees

Income Fund	$10,656,894

Growth Fund	$18,089,154

Developing World Fund	$372,854

Participation Fund	$699,940

42	Annual Report	May 31, 2021

Notes to Financial Statements (continued)

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Brokerage Services, Inc. (“SBS”), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2021, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees

Income Fund Investor Shares (AMANX)	$1,944,976

Income Fund Institutional Shares (AMINX)	n/a

Growth Fund Investor Shares (AMAGX)	$3,838,348

Growth Fund Institutional Shares (AMIGX)	n/a

Developing World Fund Investor Shares (AMDWX)	$43,085

Developing World Fund Institutional Shares (AMIDX)	n/a

Participation Fund Investor Shares (AMAPX)	$51,679

Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal year ended May 31, 2021, Saturna Capital spent an additional $3,786,978 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered “revenue sharing.” Any such payments will not change the net asset value or the price of a Fund’s shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2021, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees

Income Fund Investor Shares (AMANX)	$70

Income Fund Institutional Shares (AMINX)	$26,255

Growth Fund Investor Shares (AMAGX)	$110

Growth Fund Institutional Shares (AMIGX)	$39,089

Developing World Fund Investor Shares (AMDWX)	$98

Developing World Fund Institutional Shares (AMIDX)	$8,755

Participation Fund Investor Shares (AMAPX)	$87

Participation Fund Institutional Shares (AMIPX)	$9,185

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2021, the Funds paid trustee compensation expenses of $54,000, which is included in the $71,161 of total expenses incurred for the Independent Trustees. On May 31, 2021, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates’ ownership

Income Fund Investor Shares (AMANX)	0.03%

Income Fund Institutional Shares (AMINX)	2.24%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.23%

Developing World Fund Investor Shares (AMDWX)	1.19%

Developing World Fund Institutional Shares (AMIDX)	8.49%

Participation Fund Investor Shares (AMAPX)	0.14%

Participation Fund Institutional Shares (AMIPX)	4.49%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended May 31, 2021, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Income Fund	$38,754

Growth Fund	$54,212

Developing World Fund	$405

Participation Fund	$3,364

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal year ended May 31, 2021 and May 31, 2020, were as follows:

Income Fund	May 31, 2021	May 31, 2020

Ordinary income	$16,054,108	$18,299,329

Long-term capital gain[1]	$75,321,788	$86,590,486

Growth Fund	May 31, 2021	May 31, 2020

Ordinary income[2]	$8,327,914	$9,683,783

Long-term capital gain[1]	$137,992,659	$60,077,515

Developing World Fund	May 31, 2021	May 31, 2020

Ordinary income[2]	$-	$166,926

Participation Fund	May 31, 2021	May 31, 2020

Ordinary income	$2,889,008	$2,523,759

[1]	Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

[2]	By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Annual Report	May 31, 2021	43

Notes to Financial Statements (continued)

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2021, were as follows:

	Income Fund	Growth Fund

Cost of investments	$403,108,869	$553,211,630

Gross unrealized appreciation	$1,045,588,233	$2,367,001,262

Gross unrealized depreciation	$(109,533)	$(431,166)

Net unrealized appreciation	$1,045,478,700	$2,366,570,096

	Developing World Fund	Participation Fund

Cost of investments	$38,716,649	$142,536,737

Gross unrealized appreciation	$21,293,248	$4,761,485

Gross unrealized depreciation	$(1,607,008)	$(118,415)

Net unrealized appreciation	$19,686,240	$4,643,070

As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$41,257

Accumulated capital gains	$41,202,318

Tax accumulated earnings	$41,243,575

Unrealized appreciation	$1,045,474,949

Post October Losses	$(218)

Total accumulated earnings	$1,086,718,306

Growth Fund

Undistributed ordinary income	$2,720,393

Accumulated capital gains	$16,810,127

Tax accumulated earnings	$19,530,520

Unrealized appreciation	$2,366,570,096

Total accumulated earnings	$2,386,100,616

Developing World Fund

Undistributed ordinary income	$188,535

Accumulated capital and other losses	$(7,864,369)

Tax accumulated loss	(7,675,834)

Unrealized appreciation	$19,575,537

Post October losses	$(256,144)

Total accumulated earnings	$11,643,559

Participation Fund

Accumulated capital and other losses	$(195,466)

Unrealized appreciation	$4,643,070

Total accumulated earnings	$4,447,604

At May 31, 2021, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund

Short-term loss carryforwards no expiration	$-	$-	$1,511,136	$184,203

Long-term loss carryforwards no expiration	$-	$-	$6,353,233	$11,263

Total capital loss carryforwards	$-	$-	$7,864,369	$195,466

Post-October loss deferral[1]	$-	$-	$256,144	$-

[1]	Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

Note 6 – Investments

During the fiscal year ended May 31, 2021, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales

Income Fund	$60,406,594	$148,348,567

Growth Fund	$183,655,109	$123,580,746

Developing World Fund	$16,863,737	$1,454,223

Participation Fund	$58,013,023	$24,879,313

Note 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2021, such reductions were as follows:

Custodian Fee Credits

Income Fund	$58,229

Growth Fund	$109,796

Developing World Fund	$28,323

Participation Fund	$31,559

44	Annual Report	May 31, 2021

Notes to Financial Statements (continued)

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the year that materially impacted the amounts or disclosures in the Funds’ financial statements.

Note 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

Annual Report	May 31, 2021	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Amana Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Amana Income Fund, the Amana Growth Fund, the Amana Developing World Fund and the Amana Participation Fund (the “Funds”), each a series of Amana Mutual Funds Trust (the “Trust”), including the schedules of investments, as of May 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (consolidated for 2021 with respect to the Amana Participation Fund) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended (consolidated for 2021 with respect to the Amana Participation Fund), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

July 29, 2021

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

46	Annual Report	May 31, 2021

Expenses	(unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2020]	Ending Account Value [May 31, 2021]	Expenses Paid During Period	Annualized Expense Ratio

Income Fund

Investor Shares (AMANX), Actual	$1,000.00	$1,122.50	$5.35	1.01%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.09	1.01%

Institutional Shares (AMINX), Actual	$1,000.00	$1,123.60	$3.96	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.77	0.75%

Growth Fund

Investor Shares (AMAGX), Actual	$1,000.00	$1,151.40	$4.94	0.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.64	0.92%

Institutional Shares (AMIGX), Actual	$1,000.00	$1,153.00	$3.60	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.59	$3.38	0.67%

Developing World Fund

Investor Shares (AMDWX), Actual	$1,000.00	$1,237.90	$6.61	1.18%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$5.96	1.18%

Institutional Shares (AMIDX), Actual	$1,000.00	$1,239.20	$5.29	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.77	0.94%

Participation Fund

Investor Shares (AMAPX), Actual	$1,000.00	$1,040.60	$4.12	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$4.08	0.81%

Institutional Shares (AMIPX), Actual	$1,000.00	$1,041.80	$2.86	0.56%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.83	0.56%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2020, through May 31, 2021), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

Annual Report	May 31, 2021	47

Trustees and Officers	(unaudited)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

INDEPENDENT TRUSTEES

(photo omitted)	M. Yaqub Mirza, PhD (74) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014); Independent Trustee (since 2009); Vice Chairman (2009 to 2014); Independent Trustee (1987 to 2003); Chairman (2000 to 2003); Executive Committee (Chairman); Audit and Compliance Committee;

Four

			CEO, Sterling Management Group, Inc. (financial services)	None

(photo omitted)	Iqbal J. Unus, PhD (77) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Four	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None

(photo omitted)	Miles K. Davis, PhD (61) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Four

President, Linfield College

Former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University;

Former Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None

(photo omitted)	Ronald H. Fielding MA, MBA, CFA (72) 1300 N. State Street Bellingham, WA 98225	Independent Trustee[1] (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Thirteen	Director, ICI Mutual Insurance Company	Saturna Investment Trust

INTERESTED TRUSTEE

(photo omitted)	Nicholas F. Kaiser, MBA (75) 1300 N. State Street Bellingham, WA 98225	President, Trustee (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Four	Chairman, Saturna Capital Corporation (the Trust’s investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	None

48	Annual Report	May 31, 2021

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

OFFICERS WHO ARE NOT TRUSTEES

(photo omitted)	Jane Carten MBA (46) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A

(photo omitted)	Christopher R. Fankhauser (49) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A

(photo omitted)	Michael E. Lewis (59) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A

(photo omitted)	Jacob A. Stewart (40) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Nicole Trudeau (42) 1300 N. State Street Bellingham, WA 98225	Secretary[1] (since 2018); N/A	Chief Legal Officer, Saturna Capital Corporation; Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young LLP; Partner, K&L Gates LLP	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana’s Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2021, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates’ ownership

Income Fund Investor Shares (AMANX)	0.03%

Income Fund Institutional Shares (AMINX)	2.24%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.23%

Developing World Fund Investor Shares (AMDWX)	1.19%

Developing World Fund Institutional Shares (AMIDX)	8.49%

Participation Fund Investor Shares (AMAPX)	0.14%

Particiaption Fund Institutional Shares (AMIPX)	4.49%

During the year ended May 31, 2021, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2021, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Income and Growth Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Amana Income or Growth Fund portfolios earn a 4 or 5 star rating from Morningstar (see pages 6 and 7). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2021, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $28 million.

[1]	Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2021	49

Amana Developing World Fund, Continued from page 23	(unaudited)

Markets climb a wall of worry, and there are always worries in the developing world. Throughout South America, populist candidates have received broad support as elections roll through the region. Eastern Europe is still the punching bag between Western Europe and Russia. As of writing, there is a continued stalemate in Ukraine and a flight embargo due to the Belarussian government’s forced landing of a Ryan Air flight carrying an anti-government blogger. The Middle East, no stranger to violence, continues to be a hotbed with the recent bombardment of the Gaza Strip by the Israel Defense Forces. Humanitarian issues aside, if conflict spills over to their neighbors (Lebanon and Syria in particular), oil prices could rise significantly. Although many developing world countries could benefit, large countries such as Turkey and Indonesia, which have no oil reserves, could be hurt. Finally, developing Asian countries are still recovering from the spread of the coronavirus, and many restrictions are still in place. The human toll has been devastating, and only time will tell what economic effects this will have.

Although the above paragraph highlights the risks, long-term changes in emerging markets where there is a much larger, better educated youth population tend to suggest a demographic dividend from growing economies. Amana Developing World Fund will continue to select its portfolio from financially strong, Islamically acceptable, growth-oriented securities judged likely to appreciate over time. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price in the long-term.

Amana Participation Fund, Continued from page 32

The long-awaited rollout of vaccines around the world has encouraged a rise in global commerce and economic activities. This in turn has helped buoy the price of oil, which rose to an annual high of $66.49 on May 31, 2021, up from $37.47 at the end of May of 2020. A rise in oil prices is a positive development for hydrocarbon-dependent economies, as GCC members will be able to improve their fiscal standing. S&P credit analysts believe that government deficits in the GCC will fall to 5% of GDP, or about $80 billion, in 2021, down from 10% of GDP, or $143 billion, in 2020. The outlook for the region has improved significantly, pointing to a road of repair looking forward. In a separate research note, Oxford Economics stated, “it will take another 18 months before GDP in the Gulf Cooperation Council countries rises above its pre-crisis [pandemic] peak.” As such, patience and prudence are required to navigate this dramatically changed landscape.

Looking Forward

Despite its challenges, the GCC has provided a supportive and constructive climate for investing. The region continues to attract investors, given the GCC’s collective favorable credit ratings and yield enhancement over developed countries’ sovereign debt. Additionally, JP Morgan’s Emerging Market benchmarks have materially increased their allocation among GCC issuers over the past several years. This is also supportive for GCC-issued sukuk and debt as it introduces new buyers to the region which enhances liquidity and increases demand. The region is also likely to benefit from the World Expo 2021 being held in Dubai this October after having been delayed due to the pandemic.

Over the next year, we anticipate that the region will demonstrate favorable results as long as vaccinations and the reopening of economies are not hindered by unexpected coronavirus variants and subsequent lockdowns. In the meantime, we will continue to focus our attention on being vigilant stewards for our investors while prioritizing capital preservation and current income consistent with sharia principles.

50	Annual Report	May 31, 2021

Availability of Quarterly Portfolio Information

(1)	The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www. amanafunds.com; and (c) on the SEC’s website at www.sec.gov. (2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www.amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www.amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 7, 2020, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	May 31, 2021	51

SATURNA CAPITAL
1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	UMB Bank Kansas City, MO
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus. Amana Mutual Funds Trust began operations in 1986. Saturna Investment Adviser, Saturna Capital Corporation Capital Corporation, with extensive experience in mutual funds, Administrator, and Transfer Agent Bellingham, WA invests the Trust’s portfolios and handles daily operations under supervision of Amana’s Board of Trustees. Custodian UMB Bank Kansas City, MO Independent Registered Tait, Weller & Baker LLP Public Accounting Firm Philadelphia, PA 1300 N. State Street Bellingham, WA 98225 Legal Counsel K & L Gates LLP 1-800-728-8762 Washington, DC www.amanafunds.com This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

Item 2. Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at https://www.saturna.com/code-ethics

Item 3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2021, and 2020, the aggregate audit fees billed for professional services rendered by the principal accountant were $87,000 and $88,000, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2021, and 2020.

(c) Tax Fees

For the fiscal years ending May 31, 2021, and 2020, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $13,000 and $14,400 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2021, and 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services

None of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2021, and 2020 were:

	Fiscal Year Ended
	May 2021	May 2020
All other fees:	$13,000	$14,400

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2021, and 2020 were:

Fiscal Year Ended
	May 2021	May 2020
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

a. The Registrant’s President and Treasurer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

b. There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30e-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

(c) Registrant's Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

April 29, 2022
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

April 29, 2022
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

April 29, 2022
Date